1 1 Financial Results for the Quarter Ended April 30, 2011 1 Exhibit 99.1

Forward-Looking Statements
2 2
Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements relate to future events and expectations and involve known and unknown risks and uncertainties. VeriFone’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to VeriFone’s filings with the Securities and
Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q.  VeriFone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Important Information
3 3
www.sec.gov.
In addition, you may obtain documents filed with the SEC by
Hypercom free of charge at Hypercom’s website
(www.hypercom.com)
or by
In connection with the proposed Hypercom transaction, VeriFone has filed with the Securities and Exchange Commission (“SEC”) a registration statement on
Form S-4 that includes a proxy statement/prospectus relating to the proposed transaction.  Investors are urged to read the form S-4 and proxy statement/prospectus (and all amendments and supplements thereto) and any other relevant documents filed with the SEC because they contain important information about VeriFone, Hypercom and the proposed transaction.  You can obtain copies of the S-4 and proxy statement/prospectus, as well as VeriFone’s other filings, free of charge at the website maintained by the SEC at
VeriFone free of charge by visiting our website (www.verifone.com) or by directing a request in writing to: VeriFone, Attention: Investor Relations, 2099
Gateway Place, Suite 600, San Jose, CA 95110, by phone to (408) 232-7979 or by e-mail to ir@verifone.com.  You may obtain documents filed with the SEC by directing a request in writing to Hypercom Corporation, Attention: Investor
Relations, 8888 East Raintree Drive, Suite 300, Scottsdale, Arizona 85260, by
phone to (480) 642-5000, or by e-mail to stsujita@hypercom.com.

Non-GAAP Financial Measures
With respect to any Non-GAAP financial measures presented in the information, reconciliations of Non-GAAP to GAAP financial measures may be found in VeriFone’s quarterly earnings release as filed with the
Securities and Exchange Commission as well as the Appendix to these slides. Management uses Non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that these Non-GAAP financial measures help it to evaluate VeriFone’s performance and to compare
VeriFone’s current results with those for prior periods as well as with the results of peer companies. These Non-GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP.
4 4

Non-GAAP Profit & Loss Overview *
5 5
* A reconciliation of our GAAP to Non-GAAP profit & loss can be found on slides 16 and 17
($ in thousands, except EPS) Q210 Q111 Q211
% SEQ
Inc(Dec)
% YoY
Inc(Dec)
Revenue 240,712 283,940 292,776 3.1% 21.6%
Gross Margin 94,257 116,944 127,191 8.8% 34.9%
Gross Margin % 39.2% 41.2% 43.4%
Operating Expense 55,450 63,990 71,034 11.0% 28.1%
Operating Expense % 23.0% 22.5% 24.3%
Operating Profit 38,807 52,954 56,157 6.0% 44.7%
Operating Margin % 16.1% 18.6% 19.2%
Net Interest and Other (3,707) (3,529) (2,527) -28.4% -31.8%
Pre-tax Profit 35,100 49,425 53,630 8.5% 52.8%
Taxes 9,828 9,885 10,726 8.5% 9.1%
Net Income 25,272 39,540 42,904 8.5% 69.8%
Net Income % 10.5% 13.9% 14.7%
EPS 0.29 0.43 0.46 7.0% 58.6%
Q211

Non-GAAP Revenue Profile *
Services
19.6%
System
Solutions
80.4%
Q211 Revenue
LAC
19.2%
NA
41.2%
Asia
7.6%
Europe
32.0%
6 6
* A reconciliation of our GAAP to Non-GAAP revenue can be found on slide 18
($ in thousands)
Q210 Q111 Q211
% SEQ
Ipc(Dec)
% YoY
Ipc(Dec)
North America
105,940 128,479 120,628 -6.1% 13.9%
Europe
66,538 78,707 93,697 19.0% 40.8%
Latin America
50,488 50,131 56,217 12.1% 11.3%
Asia
17,746 26,623 22,234 -16.5% 25.3%
Total
240,712 283,940 292,776 3.1% 21.6%
Q211

MEDIA SPOTLIGHT
mocapay
Mobile marketing. Mobile gift. Mobile loyalty. Mobile payments.
VeriFone

Verifone_B-roll_ProRes_H264_Widescreen_640x360
Diesel
14:40

PAYMEDIA
• Launched at ETA & NACStech, May 2011
• PAYMEDIA for Small / Medium Business:
– Builds on intelligent gateway services
– Integrates traditional payment with non-
traditional payment-enabled media partners
– Allows ISOs to bring new tech to market
sooner
• PAYMEDIA for SecurePumpPAY:
– Extends VeriFone Media to the pump
– New compelling rev share message tied to
SecurePumpPAY
7 7

Google wallet
Coffee Shop, Inc.
Your Total is:

VeriFone
THE WAY TO PAY™

macy's
RadioShack.
Foot Locker
Toys"R"Us
bloomingdales
GUESS
CHAMPS
WHERE SPORT LIVES

VeriFone
THE WAY TO PAY™

VeriFone Partners with Google and Leading Retailers
to Power NFC-based Mobile Payments
8 8
• VeriFone and Google come together to
make phone payments a reality by
enabling several major retailers coast-to-
coast with Google Wallet technology.
• Trial to go far beyond traditional
transactions to include loyalty, couponing,
social programs, gift cards, ticketing – all
with just a tap from a phone to a VeriFone
device via NFC.

Financial Results and Guidance 9 9

Non-GAAP Gross Margin *
10 10
* A reconciliation of our GAAP to Non-GAAP gross margin can be found on slide 19
Q210 Q111 Q211
System Solutions 39.1% 40.1% 43.2%
Services 39.7% 45.3% 44.5%
Total 39.2% 41.2% 43.4%
% of Revenue

Non-GAAP Operating Expenses *
11 11
* A reconciliation of our GAAP to Non-GAAP operating expenses can be found on slide 20
Q210 Q111 Q211
Research and Development 7.3% 7.3% 8.4%
Sales and Marketing 8.5% 8.8% 9.4%
G&A 7.3% 6.4% 6.5%
Total 23.0% 22.5% 24.3%
% of Revenue

Cash Flow and Balance Sheet
12
($ in thousands, except Days) $ $ $
Cash Flow from Operations before
Changes in Working Capital
36,024 50,800 46,454
Cash Flow from Operations 21,885 30,409 38,422
Key Balance Sheet Items:
Cash 378,988 479,167 531,542
Accounts Receivables, net 145,649 57 164,830 54 208,373 66
Accounts Receivables Reserves (4,074) (5,771) (5,333)
Inventories, net 110,103 63 112,084 60 106,411 59
Inventories Reserves (26,113) (27,294) (28,270)
Accounts Payable 99,008 61 77,596 42 93,367 51
Deferred Revenue, net 68,478 78,494 82,232
Note:      Accounts Receivable Days Sales Outstanding is calculated based on Gross Accounts Receivable Net of Reserve for Product Returns.
Days in Inventory is calculated as Average Net Inventory divided by Total Cost of Goods Sold.
Days in Accounts Payable is calculated as Accounts Payable divided by Total Cost of Goods Sold.
Q211
Days
Q210
Days
Q111
Days

Guidance*
• For the third quarter ending July 31, 2011, VeriFone expects net revenues to be between $295 million and $300 million.  Non-GAAP net income per share is projected to be in the range of $0.45 to
$0.46.
• For the full year of fiscal 2011, VeriFone expects net revenues to be between $1,170 million and $1,180 million.  Non-GAAP net income per share is projected to be in the range of $1.80 to $1.83 for the same time period.
* Excluding any impact from the Hypercom acquisition
13 13

Q & A Session 14 14

Appendix 15 15

Reconciliation of GAAP to Non-GAAP Profit & Loss (page 1)
16 16
($ in thousands, except Share Count and EPS) Q210 Q111 Q211
GAAP Net Revenue 240,712 283,765 292,446
Amortization of step-down in Deferred revenue on
Acquisition
0 175 330
Non-GAAP Net Revenue 240,712 283,940 292,776
GAAP Gross Margin 89,210 111,491 122,585
Amortization of step-down in Deferred revenue on
Acquisition
0 175 330
Stock-based Compensation 14 398 392
Acquisition Related and Restructuring Costs 0 21 719
Amortization of Purchased Intangible Assets 5,033 4,859 3,165
Non-GAAP Gross Margin 94,257 116,944 127,191
GAAP Operating Expense 63,511 76,280 85,247
Stock-based Compensation (3,982) (7,044) (8,924)
Acquisition Related and Restructuring Costs 0 (2,930) (3,624)
Amortization of Purchased Intangible Assets (3,605) (2,316) (1,665)
Other Charges (474) 0 0
Non-GAAP Operating Expense 55,450 63,990 71,034
Non-GAAP Operating Profit 38,807 52,954 56,157

Reconciliation of GAAP to Non-GAAP Profit & Loss (page 2)
17 17
($ in thousands, except Share Count and EPS) Q210 Q111 Q211
Non-GAAP Operating Profit (from page 1) 38,807 52,954 56,157
GAAP Net Interest and Other (5,894) (5,636) (9,052)
Acquisition Related Costs (1,297) (1,712) 2,763
Non-cash Interest Expense 3,484 3,819 3,762
Non-GAAP Net Interest and Other (3,707) (3,529) (2,527)
Non-GAAP Pre-tax Profit 35,100 49,425 53,630
GAAP Provision for (Benefit from) Income Taxes (420) (2,456) 3,086
Income Tax Effect of Non-GAAP Exclusions 10,248 12,341 7,640
Non-GAAP Provision for Income Taxes 9,828 9,885 10,726
Non-GAAP Net Income 25,272 39,540 42,904
GAAP Share count 87,535 91,321 93,434
Hedged Shares 0 0 (387)
Non-GAAP Share Count 87,535 91,321 93,047
Non-GAAP EPS 0.29 0.43 0.46

Reconciliation of GAAP to Non-GAAP Revenue
18 18
($ in thousands) Q210 Q111 Q211
GAAP Net Revenue:  North America 105,940 128,304 120,734
Amortization of step-down in Deferred revenue on
Acquisition
0 175 (106)
Non-GAAP Net Revenue:  North America 105,940 128,479 120,628
GAAP Net Revenue:  Europe 66,538 78,707 93,263
Amortization of step-down in Deferred revenue on
Acquisition
0 0 434
Non-GAAP Net Revenue:  Europe 66,538 78,707 93,697
GAAP Net Revenue:  Latin America 50,488 50,131 56,217
Non-GAAP Net Revenue:  Latin America 50,488 50,131 56,217
GAAP Net Revenue:  Asia 17,746 26,623 22,232
Amortization of step-down in Deferred revenue on
Acquisition
0 0 2
Non-GAAP Net Revenue:  Asia 17,746 26,623 22,234
GAAP Net Revenue 240,712 283,765 292,446
Amortization of step-down in Deferred revenue on
Acquisition
0 175 330
Non-GAAP Net Revenue 240,712 283,940 292,776

Reconciliation of GAAP to Non-GAAP Gross Margin
19 19
($ in thousands, except Gross Margin Percentage) Q210 Q111 Q211
GAAP Gross Margin - System Solutions 73,535 85,567 97,738
Stock-based Compensation 12 351 351
Acquisition Related and Restructuring Costs 0 26 586
Amortization of Purchased Intangible Assets 4,377 4,636 2,937
Non-GAAP Gross Margin - System Solutions 77,924 90,580 101,612
Non-GAAP Gross Margin % - System Solutions 39.1% 40.1% 43.2%
GAAP Gross Margin - Services 15,675 25,924 24,847
Amortization of step-down in Deferred revenue on
Acquisition
0 175 330
Stock-based Compensation 2 47 41
Acquisition Related and Restructuring Costs 0 (5) 133
Amortization of Purchased Intangible Assets 656 223 228
Non-GAAP Gross Margin - Services 16,333 26,364 25,579
Non-GAAP Gross Margin % - Services 39.7% 45.3% 44.5%
Total Non-GAAP Gross Margin 94,257 116,944 127,191
Total Non-GAAP Gross Margin % 39.2% 41.2% 43.4%

Reconciliation of GAAP to Non-GAAP Operating Expenses
20 20
($ in thousands, except Percentage) Q210 Q111 Q211
GAAP R&D 17,811 21,642 25,402
Stock-based Compensation (329) (876) (939)
Acquisition Related and Restructuring Costs 0 (4) (7)
Non-GAAP R&D 17,482 20,762 24,456
Non-GAAP R&D as % of Revenue 7.3% 7.3% 8.4%
GAAP S&M 22,415 28,306 31,139
Stock-based Compensation (2,017) (3,030) (3,550)
Acquisition Related and Restructuring Costs 0 (167) (93)
Non-GAAP S&M: % of Revenue 20,398 25,109 27,496
Non-GAAP S&M as % of Revenue 8.5% 8.8% 9.4%
GAAP G&A 23,285 26,332 28,706
Stock-based Compensation (1,636) (3,138) (4,435)
Acquisition Related and Restructuring Costs (474) (2,759) (3,524)
Amortization of Purchased Intangible Assets (3,605) (2,316) (1,665)
Non-GAAP G&A 17,570 18,119 19,082
Non-GAAP G&A as % of Revenue 7.3% 6.4% 6.5%
Total Non-GAAP Operating Expenses 55,450 63,990 71,034
Total Non-GAAP Operating Expenses as % of Revenue 23.0% 22.5% 24.3%

Financial Results for the Quarter Ended April 30, 2011 21 21